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                            [THE VANGUARD GROUP LOGO]

                             VANGUARD(R) ENERGY FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2000

Effective October 1, 2000, Vanguard Energy Fund will be permitted to invest up to 50% of its assets in stocks issued outside the United States. Prior to that date, the Fund has been subject to a 30% limitation on foreign investments. This change is being implemented due to changes that have taken place in the energy industry, including an increase in the presence of foreign firms and consolidation among firms. Raising the limitation from 30% to 50% of Fund assets will allow the Fund's adviser, Wellington Management Company, LLP, to better adapt the Fund's investments to the increasingly global character of the energy industry. Providing additional reasonable investment flexibility to the adviser should allow it to continue to manage the Fund in a prudent manner and better protect the long-term interests of Fund shareholders.

(C)2000 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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